                             Letter Of Transmittal
                       To Tender Shares of Common Stock

                                      of
                          Synthetic Industries, Inc.

                                      at

                             $33.00 Net Per Share

                       Pursuant to the Offer to Purchase
                            Dated November 12, 1999

                                      of
                            SIND Acquisition, Inc.

                         a wholly owned subsidiary of

                              SIND Holdings, Inc.

                   a corporation formed at the direction of

                                Investcorp S.A.


                       The Depositary for the Offer is:

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY
        TIME ON FRIDAY, DECEMBER 10, 1999 UNLESS THE OFFER IS EXTENDED.

                             [LOGO OF BankBoston]

        By Mail:             By Overnight Courier:            By Hand:
    BankBoston, N.A.           BankBoston, N.A.        Securities Transfer &
    Attn: Corporate     Attn: Corporate Reorganization       Reporting
     Reorganization            150 Royall Street           Services, Inc.
     P.O. Box 8029             Canton, MA 02021       c/o Boston EquiServe LP
 Boston, MA 02266-8029                                      100 Williams
                                                          Street/Galleria
                                                         New York, NY 10038
      By Facsimile                                       Confirm Receipt of
      Transmission                                           Facsimile
     (For Eligible                                       by Telephone Only:
  Institutions Only):                                      (781) 575-3120
  (781) 575-2233/2232

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

     Name(s) and Address(es) of Registered Holder(s)
 (Please fill in, if blank, exactly as name(s) appear(s)    Share Certificate(s) and Share(s) Tendered
                on Share Certificate(s))                      (Attach additional list if necessary)
------------------------------------------------------------------------------------------------------
                                                                              Total
                                                                            Number of
                                                               Share          Shares         Number
                                                            Certificate   Represented by   of Shares
                                                             Number(s)*   Certificate(s)   Tendered**
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                                            Total Shares

-------------------------------------------------------------------------------
  *Need not be completed by stockholders tendering by book-entry transfer. **Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.


The names and addresses of the registered holder(s) should be printed exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 1.
  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by stockholders of Synthetic Industries, Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, dated November 12, 1999 (the "Offer to Purchase")) is utilized, if delivery of Shares is to be made by book-entry transfer to the account maintained by BankBoston, N.A. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility (each such confirmation, a "Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Any questions or requests for assistance, as well as requests for additional copies of this Offer to Purchase and the Letter of Transmittal, may be directed to the Information Agent at its address and telephone number set forth below. Stockholders may also contact their brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: ___________________________________________

  Account Number: __________________________________________________________

  Transaction Code Number: _________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Holder(s): _________________________________________

  Window Ticket Number (if any): ___________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ______________________

  Name of Institution That Guaranteed Delivery: ____________________________

  Account Number: __________________________________________________________

  Transaction Code Number: _________________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

  The undersigned hereby tenders to SIND Acquisition, Inc., a Delaware corporation ("Purchaser") and wholly owned subsidiary of SIND Holdings, Inc., a Delaware corporation ("Parent") formed at the direction of Investcorp S.A., a Luxembourg corporation ("Investcorp"), the above described shares of common stock, $1.00 par value per share (the "Shares"), of Synthetic Industries, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 12, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), at a purchase price of $33.00 per Share, net to the seller in cash, without interest thereon.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after November 12, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for such Shares (and any such other Shares or securities), or transfer ownership of such Shares (and any such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (ii) present such Shares (and any such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered and hereby accepted for payment by Purchaser (and any and all other Shares or other securities), to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and any and all other Shares or securities issued or issuable in respect thereof on or after November 12,
1999), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment by Purchaser of Shares tendered in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, all prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or other securities) and no subsequent powers of attorney, proxies, consents or revocations shall be given (and if given shall be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Purchaser or the Purchaser's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof after November 12, 1999), that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act and that when the same are accepted for payment by Purchaser, Purchaser shall acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Shares or other securities issued in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such issued Share or security and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such issued Share or security as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto shall constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting the account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser shall have no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

 SPECIAL PAYMENT INSTRUCTIONS (SEE         SPECIAL PAYMENT INSTRUCTIONS (SEE
    INSTRUCTIONS 1, 5, 6 AND 7)               INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not purchased and/or the check            not purchased and/or the check
 for the purchase price of Shares          for the purchase price of Shares
 purchased are to be issued in the         purchased are to be sent to some-
 name of someone other than the            one other than the undersigned,
 undersigned, or if Shares ten-            or to the undersigned at an ad-
 dered by book-entry transfer              dress other than that shown
 which are not purchased are to be         above.
 returned by credit to an account
 maintained at The Depository              Issue check and/or certificate
 Trust Company.                            to:


 Issue check and/or certificate            Name: ____________________________
 to:                                                 (Please Print)

 Name: ____________________________        Address: _________________________
           (Please Print)
                                           __________________________________
 Address: _________________________
                                           __________________________________
 __________________________________               (Including Zip Code)


 __________________________________        __________________________________
        (Including Zip Code)                 (Tax Identification or Social
                                                    Security Number)
 __________________________________

   (Tax Identification or Social           (Also Complete Substitute Form W-
          Security Number)                              9 Below)

 (Also Complete Substitute Form W-
              9 Below)

 Credit unpurchased Shares deliv-
 ered by book-entry transfer to an
 account maintained at The Deposi-
 tory Trust Company.

 __________________________________
          (Account Number)

                                   IMPORTANT
                                   SIGN HERE

                      (Also Complete Substitute Form W-9)

 X _________________________________________________________________________

 X _________________________________________________________________________
                          (Signature(s) of Holders(s))

 Dated:                           , 1999

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

 Name(s): __________________________________________________________________

 ___________________________________________________________________________
                                 (Please Print)

 Capacity (Full Title): ____________________________________________________
                               (See Instructions)

 Address: __________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________
                              (Including Zip Code)

 Area Code and Telephone Number: ___________________________________________

 Employer Identification or Social Security Number: ________________________
                                          (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                     (If Required-See Instructions 1 and 5)

 Authorized Signature: _____________________________________________________

 Name(s): __________________________________________________________________
                                 (Please Print)

 Title: ____________________________________________________________________

 Name of Firm: _____________________________________________________________

 Address: __________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________
                              (Including Zip Code)

 Area Code and Telephone Number: ___________________________________________

 Dated:                           , 1999

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signature. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or
(ii) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if certificates for Shares are to be forwarded herewith, or unless an Agent's Message is utilized, if tenders of Shares are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered Shares, or any Book-Entry Confirmation of Shares, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), together with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates for Shares or Book-Entry Confirmation and all other required documents to the Depositary on or prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to this procedure, (i) the tender of Shares must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date and (iii) the certificates evidencing all physically tendered Shares or Book-Entry Confirmations, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), together with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile copy hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

  4. Partial Tender (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any certificate(s) submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as they appear on the face of the certificate(s) evidencing such Shares without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority to so act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made, or certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered holder(s), in which case, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case corresponding exactly with the name(s) of the registered holder(s) appearing on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or certificates evidencing unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to someone other than the persons signing this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. A stockholder tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholders may designate in the box entitled "Special Payment Instructions." If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above from which such Shares were delivered.

  8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent at the address and telephone number set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.

  9. Waiver of Conditions. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion, in the case of any Shares tendered.

  10. Substitute Form W-9. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the stockholder is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding of 31% of the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number." If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, but such withholding will be refunded if the tendering stockholder provides a TIN within 60 days.

  11. Lost, Destroyed or Stolen Certificates. If any certificate(s) evidencing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR IN THE CASE OF BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. If a tendering stockholder is subject to backup withholding, he or she must cross out item
(2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that such stockholder is not subject to backup withholding because (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt stockholders (other than certain foreign individuals) should certify in accordance with the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 that such stockholder is exempt from backup withholding.

What Number to Give the Depositary

  The stockholder is required to give the Depositary the social security number or employer identification number of the record holder(s) of the Shares. If the Shares are in more than one name or are not in the name of the actual holder(s), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-
9. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

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

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                             (See Instruction 10)

                        PAYER'S NAME: BankBoston, N.A.
-------------------------------------------------------------------------------
                        Part I--Please provide your
    SUBSTITUTE          TIN in the box at right and    ----------------------
                        certify by signing and         Social Security Number
                        dating below.                  or Employer
                                                       Identification
                                                       Number(if awaiting TIN
                                                       write "Applied For")

    FORM W-9

Department of the Treasury
     Internal Revenue
         Service
                        Part II--For Payees exempt from backup withholding,
                              see the attached Guidelines for Certification
                              of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
                       --------------------------------------------------------

                        CERTIFICATION--Under penalties of perjury, I certify
 Payer's Request for      that:
       Taxpayer         (1) The number shown on this form is my correct
    Identification          Taxpayer Identification Number (or I am waiting
    Number ("TIN")          for a Taxpayer Identification Number to be issued
                            to me), and
                       --------------------------------------------------------
                        (2) I am not subject to backup withholding because I
                            have not been notified by the IRS that I am
                            subject to backup withholding as a result of a
                            failure to report all interest or dividends, or
                            the IRS has notified me that I am no longer
                            subject to backup withholding.
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax re-turn. However, if after being notified by the IRS that you were subject to backup withholding you re-ceived another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                        Guidelines.)

                        Signature: _____________________________  Date: ______
                        Name: ________________________________________________
                        Address: _____________________________________________
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART
                         I OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 Signature: ______________________________               Date:         , 1999

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, NY 10005-4495
                Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll-Free: (888) 246-5358

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